                                                               Exhibit(c)(16)(i)



                            INDEMNIFICATION AGREEMENT


         This Indemnification Agreement made as of the first day of September, 1995, by and between PENOBSCOT SHOE COMPANY, a Maine corporation located at Old Town, Maine (the "Company"); and FRANCIS J. GUTHRIE of Cape Elizabeth,
Maine (the "Director").

         WHEREAS, the Director has served as an outside director of the Company for a number of years; and

         WHEREAS, the ability of the Company to attract and retain the services of highly qualified directors is essential to the continued success of the Company; and to encourage the Director to continue to serve in this capacity, the Company seeks to assure the Director of the most complete indemnification permitted by law for expenses or liabilities which he may incur as a Director; and

         WHEREAS, Article XVIII-A of the By-Laws of the Company requires indemnification of directors and officers to the fullest extent permitted by Maine law, but this provision could be amended as a result of a change in the composition of the Company's shareholders or directors, and presently the Company does not maintain directors and officers liability insurance; and

         WHEREAS, Maine law provides that the indemnification granted by law or any By-law is not exclusive of other rights to indemnification which directors may receive; and since the Company believes that retaining the Director's services is very important, the Company has determined it to be fair and in the best interests of the Company and its shareholders to enter into this Agreement.

         NOW THEREFORE, in consideration of the Director's continued service as a director of the Company and for other good and valuable consideration, the Company and the Director agree as follows:

         1. The Company shall fully and completely indemnify the Director if, by reason of, or arising in whole or in part out of, the fact that he is or has been a director, employee or agent of the Company, or at the request of the Company, express or implied, is or was serving as a director, officer, trustee, partner, fiduciary, employee or agent of any other corporation, partnership, joint venture, trust, pension or other employee benefit plan or other entity or enterprise, any of the following shall occur:

                  (a) the Director is made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including any arbitration proceeding and including any action or claim by or in the right of the Company (provided that he is not finally adjudicated to be liable to the Company, unless and to the extent that the Court in which such action was brought determines that he is nonetheless entitled to such indemnification); unless the Director is a party plaintiff suing on his own behalf or on behalf of one or more of the shareholders of the Company, except as provided in paragraph 5 below;

                  (b) he is made subject to any inquiry or investigation; or

                  (c) he is obligated to attend any proceeding as a witness in any matter, whether voluntarily or involuntarily.

                  Such indemnification shall cover expenses (specifically including attorney's fees, costs of investigation and expert witness fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent permitted by law, and shall be paid as soon as practicable but, in any case, no later than thirty (30) days after demand.

         2. Expenses incurred by the Director or on his behalf in connection with any such action or proceeding shall be paid by the Company in advance of the final disposition of such action or proceeding, as soon as practicable, after furnishing the undertakings required by Subsections 4A and 4B of Section 719 of the Maine Business Corporation Act, but, in any case, no later than thirty (30) days after demand.

         3. The indemnification provided by this Agreement shall not be exclusive of any right to which the Director may be entitled by law or pursuant to the Company's Articles of Incorporation, By-Laws, any policy of insurance, any other contract or otherwise. These rights to indemnification shall be cumulative, and no failure or delay in exercising any such right shall operate as a waiver of it, nor shall any single or partial exercise of it preclude its additional or further exercise or the exercise of any other right.

         4. While the Director's rights are independent of, and not affected by, any By-Law, provision of the Articles, or any policies of insurance maintained by the Company, indemnification payments pursuant to this Agreement shall be reduced by amounts actually received by him with respect to the same item by virtue of such insurance or other indemnification by the Company.

         5. In the event that the Director institutes, in good faith, any legal action to obtain or enforce, or is required to defend the validity or enforceability of, any right to a benefit provided by this contract, the Company will, regardless of the outcome of such action, pay for all actual attorneys' fees and expenses reasonably incurred by him, as soon as practicable, but, in any case, no later than thirty (30) days after demand.

         6. In any matter covered by this Agreement, a presumption shall exist that the Director is entitled to indemnification, and the burden of proof shall be upon the party seeking to deny indemnification.

         7. For so long as the Director serves in any capacity described in this Agreement, none of the provisions hereof may be terminated or amended by the

Company without his written consent. The provisions hereof shall be binding on any successor to the Company, whether by consolidation, merger, acquisition of all or substantially all of the Company's assets, or otherwise. In any case, insofar as legally permissible, neither the ceasing to act in any such capacity, nor the termination of this Agreement, nor a subsequent change in the law, shall affect any rights the Director may have under this Agreement with respect to such service, while this Agreement was in effect.

         8. In all matters covered by this Agreement, the estate of the Director, his heirs and assigns, and any of them, shall stand in his stead and be entitled to indemnification in the same manner and to the same extent as he would be, where they or any of them may be liable on account of his activities contemplated by this Agreement.

         9. This Agreement shall be governed by the law of the State of Maine. If at any time a court or other body having jurisdiction over any of the provisions of this Agreement shall determine that any provision is unenforceable in any respect, it shall have no effect on any other provision, and any such unenforceable provision shall be reduced in its operation, and not terminated, as such court or body determines may be reasonable.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                   PENOBSCOT SHOE COMPANY


                                                   By /s/ Paul Hansen
----------------------------                         ---------------------------
                                                     Its President
                                                                       Company

                                                     /s/ Francis J. Guthrie
----------------------------                         ---------------------------
                                                     Francis J. Guthrie
                                                                       Director

                                                             Exhibit (c)(16)(ii)

                            INDEMNIFICATION AGREEMENT


         This Indemnification Agreement made as of the first day of September, 1995, by and between PENOBSCOT SHOE COMPANY, a Maine corporation located at Old Town, Maine (the "Company"); and IRVING KAGAN of Bangor, Maine (the "Director").

         WHEREAS, the Director has served as an outside director of the Company for a number of years; and

         WHEREAS, the ability of the Company to attract and retain the services of highly qualified directors is essential to the continued success of the Company; and to encourage the Director to continue to serve in this capacity, the Company seeks to assure the Director of the most complete indemnification permitted by law for expenses or liabilities which he may incur as a Director; and

         WHEREAS, Article XVIII-A of the By-Laws of the Company requires indemnification of directors and officers to the fullest extent permitted by Maine law, but this provision could be amended as a result of a change in the composition of the Company's shareholders or directors, and presently the Company does not maintain directors and officers liability insurance; and

         WHEREAS, Maine law provides that the indemnification granted by law or any By-law is not exclusive of other rights to indemnification which directors may receive; and since the Company believes that retaining the Director's services is very important, the Company has determined it to be fair and in the best interests of the Company and its shareholders to enter into this Agreement.

         NOW THEREFORE, in consideration of the Director's continued service as a director of the Company and for other good and valuable consideration, the Company and the Director agree as follows:

         1. The Company shall fully and completely indemnify the Director if, by reason of, or arising in whole or in part out of, the fact that he is or has been a director, employee or agent of the Company, or at the request of the Company, express or implied, is or was serving as a director, officer, trustee, partner, fiduciary, employee or agent of any other corporation, partnership, joint venture, trust, pension or other employee benefit plan or other entity or enterprise, any of the following shall occur:

          (a) the Director is made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including any arbitration proceeding and including any action or claim by or in the right of the Company (provided that he is not finally adjudicated to be liable to the Company, unless and to the extent that the Court in which such action was brought determines that he is nonetheless entitled to such indemnification); unless the Director is a party plaintiff suing on his own behalf or on behalf of one or more of the shareholders of the Company, except as provided in paragraph 5 below;

                  (b) he is made subject to any inquiry or investigation; or

                  (c) he is obligated to attend any proceeding as a witness in any matter, whether voluntarily or involuntarily.

                  Such indemnification shall cover expenses (specifically including attorney's fees, costs of investigation and expert witness fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent permitted by law, and shall be paid as soon as practicable but, in any case, no later than thirty (30) days after demand.

         2. Expenses incurred by the Director or on his behalf in connection with any such action or proceeding shall be paid by the Company in advance of the final disposition of such action or proceeding, as soon as practicable, after furnishing the undertakings required by Subsections 4A and 4B of Section 719 of the Maine Business Corporation Act, but, in any case, no later than thirty (30) days after demand.

         3. The indemnification provided by this Agreement shall not be exclusive of any right to which the Director may be entitled by law or pursuant to the Company's Articles of Incorporation, By-Laws, any policy of insurance, any other contract or otherwise. These rights to indemnification shall be cumulative, and no failure or delay in exercising any such right shall operate as a waiver of it, nor shall any single or partial exercise of it preclude its additional or further exercise or the exercise of any other right.

         4. While the Director's rights are independent of, and not affected by, any By-Law, provision of the Articles, or any policies of insurance maintained by the Company, indemnification payments pursuant to this Agreement shall be reduced by amounts actually received by him with respect to the same item by virtue of such insurance or other indemnification by the Company.

         5. In the event that the Director institutes, in good faith, any legal action to obtain or enforce, or is required to defend the validity or enforceability of, any right to a benefit provided by this contract, the Company will, regardless of the outcome of such action, pay for all actual attorneys' fees and expenses reasonably incurred by him, as soon as practicable, but, in any case, no later than thirty (30) days after demand.

         6. In any matter covered by this Agreement, a presumption shall exist that the Director is entitled to indemnification, and the burden of proof shall be upon the party seeking to deny indemnification.

         7. For so long as the Director serves in any capacity described in this Agreement, none of the provisions hereof may be terminated or amended by the

Company without his written consent. The provisions hereof shall be binding on any successor to the Company, whether by consolidation, merger, acquisition of all or substantially all of the Company's assets, or otherwise. In any case, insofar as legally permissible, neither the ceasing to act in any such capacity, nor the termination of this Agreement, nor a subsequent change in the law, shall affect any rights the Director may have under this Agreement with respect to such service, while this Agreement was in effect.

         8. In all matters covered by this Agreement, the estate of the Director, his heirs and assigns, and any of them, shall stand in his stead and be entitled to indemnification in the same manner and to the same extent as he would be, where they or any of them may be liable on account of his activities contemplated by this Agreement.

         9. This Agreement shall be governed by the law of the State of Maine. If at any time a court or other body having jurisdiction over any of the provisions of this Agreement shall determine that any provision is unenforceable in any respect, it shall have no effect on any other provision, and any such unenforceable provision shall be reduced in its operation, and not terminated, as such court or body determines may be reasonable.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                    PENOBSCOT SHOE COMPANY


                                                    By /s/ Paul Hansen
----------------------------                         ---------------------------
                                                     Its President
                                                                    Company

                                                     /s/ Irving Kagan
----------------------------                         ---------------------------
                                                     Irving Kagan
                                                                    Director

                                                            Exhibit (c)(16)(iii)

                            INDEMNIFICATION AGREEMENT


         This Indemnification Agreement made as of the first day of September, 1995, by and between PENOBSCOT SHOE COMPANY, a Maine corporation located at Old Town, Maine (the "Company"); and JAMES L. MOODY, JR. of Brewer, Maine (the "Director").

         WHEREAS, the Director has served as an outside director of the Company for a number of years; and

         WHEREAS, the ability of the Company to attract and retain the services of highly qualified directors is essential to the continued success of the Company; and to encourage the Director to continue to serve in this capacity, the Company seeks to assure the Director of the most complete indemnification permitted by law for expenses or liabilities which he may incur as a Director; and

         WHEREAS, Article XVIII-A of the By-Laws of the Company requires indemnification of directors and officers to the fullest extent permitted by Maine law, but this provision could be amended as a result of a change in the composition of the Company's shareholders or directors, and presently the Company does not maintain directors and officers liability insurance; and

         WHEREAS, Maine law provides that the indemnification granted by law or any By-law is not exclusive of other rights to indemnification which directors may receive; and since the Company believes that retaining the Director's services is very important, the Company has determined it to be fair and in the best interests of the Company and its shareholders to enter into this Agreement.

         NOW THEREFORE, in consideration of the Director's continued service as a director of the Company and for other good and valuable consideration, the Company and the Director agree as follows:

     1. The Company shall fully and completely indemnify the Director if, by reason of, or arising in whole or in part out of, the fact that he is or has been a director, employee or agent of the Company, or at the request of the Company, express or implied, is or was serving as a director, officer, trustee, partner, fiduciary, employee or agent of any other corporation, partnership, joint venture, trust, pension or other employee benefit plan or other entity or enterprise, any of the following shall occur:

                  (a) the Director is made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including any arbitration proceeding and including any action or claim by or in the right of the Company (provided that he is not finally adjudicated to be liable to the Company, unless and to the extent that the Court in which such action was brought determines that he is nonetheless entitled to such indemnification); unless the Director is a party plaintiff suing on his own behalf or on behalf of one or more of the shareholders of the Company, except as provided in paragraph 5 below;

                  (b) he is made subject to any inquiry or investigation; or

                  (c) he is obligated to attend any proceeding as a witness in any matter, whether voluntarily or involuntarily.

                  Such indemnification shall cover expenses (specifically including attorney's fees, costs of investigation and expert witness fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent permitted by law, and shall be paid as soon as practicable but, in any case, no later than thirty (30) days after demand.

         2. Expenses incurred by the Director or on his behalf in connection with any such action or proceeding shall be paid by the Company in advance of the final disposition of such action or proceeding, as soon as practicable, after furnishing the undertakings required by Subsections 4A and 4B of Section 719 of the Maine Business Corporation Act, but, in any case, no later than thirty (30) days after demand.

         3. The indemnification provided by this Agreement shall not be exclusive of any right to which the Director may be entitled by law or pursuant to the Company's Articles of Incorporation, By-Laws, any policy of insurance, any other contract or otherwise. These rights to indemnification shall be cumulative, and no failure or delay in exercising any such right shall operate as a waiver of it, nor shall any single or partial exercise of it preclude its additional or further exercise or the exercise of any other right.

         4. While the Director's rights are independent of, and not affected by, any By-Law, provision of the Articles, or any policies of insurance maintained by the Company, indemnification payments pursuant to this Agreement shall be reduced by amounts actually received by him with respect to the same item by virtue of such insurance or other indemnification by the Company.

         5. In the event that the Director institutes, in good faith, any legal action to obtain or enforce, or is required to defend the validity or enforceability of, any right to a benefit provided by this contract, the Company will, regardless of the outcome of such action, pay for all actual attorneys' fees and expenses reasonably incurred by him, as soon as practicable, but, in any case, no later than thirty (30) days after demand.

         6. In any matter covered by this Agreement, a presumption shall exist that the Director is entitled to indemnification, and the burden of proof shall be upon the party seeking to deny indemnification.

         7. For so long as the Director serves in any capacity described in this Agreement, none of the provisions hereof may be terminated or amended by the

Company without his written consent. The provisions hereof shall be binding on any successor to the Company, whether by consolidation, merger, acquisition of all or substantially all of the Company's assets, or otherwise. In any case, insofar as legally permissible, neither the ceasing to act in any such capacity, nor the termination of this Agreement, nor a subsequent change in the law, shall affect any rights the Director may have under this Agreement with respect to such service, while this Agreement was in effect.

         8. In all matters covered by this Agreement, the estate of the Director, his heirs and assigns, and any of them, shall stand in his stead and be entitled to indemnification in the same manner and to the same extent as he would be, where they or any of them may be liable on account of his activities contemplated by this Agreement.

         9. This Agreement shall be governed by the law of the State of Maine. If at any time a court or other body having jurisdiction over any of the provisions of this Agreement shall determine that any provision is unenforceable in any respect, it shall have no effect on any other provision, and any such unenforceable provision shall be reduced in its operation, and not terminated, as such court or body determines may be reasonable.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                     PENOBSCOT SHOE COMPANY


                                                     By /s/ Paul Hansen
----------------------------                         ---------------------------
                                                       Its President
                                                                         Company

                                                     /s/ James L. Moody, Jr.
----------------------------                         ---------------------------
                                                       James L. Moody, Jr.
                                                                        Director

                                                           Exhibit (c)(16)(iv)

                            INDEMNIFICATION AGREEMENT


         This Indemnification Agreement made as of the first day of September, 1995, by and between PENOBSCOT SHOE COMPANY, a Maine corporation located at Old Town, Maine (the "Company"); and JOHN I. RIDDLE of Cape Elizabeth, Maine (the "Director").

         WHEREAS, the Director has served as an outside director of the Company for a number of years; and

         WHEREAS, the ability of the Company to attract and retain the services of highly qualified directors is essential to the continued success of the Company; and to encourage the Director to continue to serve in this capacity, the Company seeks to assure the Director of the most complete indemnification permitted by law for expenses or liabilities which he may incur as a Director; and

         WHEREAS, Article XVIII-A of the By-Laws of the Company requires indemnification of directors and officers to the fullest extent permitted by Maine law, but this provision could be amended as a result of a change in the composition of the Company's shareholders or directors, and presently the Company does not maintain directors and officers liability insurance; and

         WHEREAS, Maine law provides that the indemnification granted by law or any By-law is not exclusive of other rights to indemnification which directors may receive; and since the Company believes that retaining the Director's services is very important, the Company has determined it to be fair and in the best interests of the Company and its shareholders to enter into this Agreement.

         NOW THEREFORE, in consideration of the Director's continued service as a director of the Company and for other good and valuable consideration, the Company and the Director agree as follows:

     1. The Company shall fully and completely indemnify the Director if, by reason of, or arising in whole or in part out of, the fact that he is or has been a director, employee or agent of the Company, or at the request of the Company, express or implied, is or was serving as a director, officer, trustee, partner, fiduciary, employee or agent of any other corporation, partnership, joint venture, trust, pension or other employee benefit plan or other entity or enterprise, any of the following shall occur:

          (a) the Director is made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including any arbitration proceeding and including any action or claim by or in the right of the Company (provided that he is not finally adjudicated to be liable to the Company, unless and to the extent that the Court in which such action was brought determines that he is nonetheless entitled to such indemnification); unless the Director is a party plaintiff suing on his own behalf or on behalf of one or more of the shareholders of the Company, except as provided in paragraph 5 below;

                  (b) he is made subject to any inquiry or investigation; or

                  (c) he is obligated to attend any proceeding as a witness in any matter, whether voluntarily or involuntarily.

                  Such indemnification shall cover expenses (specifically including attorney's fees, costs of investigation and expert witness fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent permitted by law, and shall be paid as soon as practicable but, in any case, no later than thirty (30) days after demand.

         2. Expenses incurred by the Director or on his behalf in connection with any such action or proceeding shall be paid by the Company in advance of the final disposition of such action or proceeding, as soon as practicable, after furnishing the undertakings required by Subsections 4A and 4B of Section 719 of the Maine Business Corporation Act, but, in any case, no later than thirty (30) days after demand.

         3. The indemnification provided by this Agreement shall not be exclusive of any right to which the Director may be entitled by law or pursuant to the Company's Articles of Incorporation, By-Laws, any policy of insurance, any other contract or otherwise. These rights to indemnification shall be cumulative, and no failure or delay in exercising any such right shall operate as a waiver of it, nor shall any single or partial exercise of it preclude its additional or further exercise or the exercise of any other right.

         4. While the Director's rights are independent of, and not affected by, any By-Law, provision of the Articles, or any policies of insurance maintained by the Company, indemnification payments pursuant to this Agreement shall be reduced by amounts actually received by him with respect to the same item by virtue of such insurance or other indemnification by the Company.

         5. In the event that the Director institutes, in good faith, any legal action to obtain or enforce, or is required to defend the validity or enforceability of, any right to a benefit provided by this contract, the Company will, regardless of the outcome of such action, pay for all actual attorneys' fees and expenses reasonably incurred by him, as soon as practicable, but, in any case, no later than thirty (30) days after demand.

         6. In any matter covered by this Agreement, a presumption shall exist that the Director is entitled to indemnification, and the burden of proof shall be upon the party seeking to deny indemnification.

         7. For so long as the Director serves in any capacity described in this Agreement, none of the provisions hereof may be terminated or amended by the

Company without his written consent. The provisions hereof shall be binding on any successor to the Company, whether by consolidation, merger, acquisition of all or substantially all of the Company's assets, or otherwise. In any case, insofar as legally permissible, neither the ceasing to act in any such capacity, nor the termination of this Agreement, nor a subsequent change in the law, shall affect any rights the Director may have under this Agreement with respect to such service, while this Agreement was in effect.

         8. In all matters covered by this Agreement, the estate of the Director, his heirs and assigns, and any of them, shall stand in his stead and be entitled to indemnification in the same manner and to the same extent as he would be, where they or any of them may be liable on account of his activities contemplated by this Agreement.

         9. This Agreement shall be governed by the law of the State of Maine. If at any time a court or other body having jurisdiction over any of the provisions of this Agreement shall determine that any provision is unenforceable in any respect, it shall have no effect on any other provision, and any such unenforceable provision shall be reduced in its operation, and not terminated, as such court or body determines may be reasonable.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                    PENOBSCOT SHOE COMPANY


                                                     By /s/ Paul Hansen
----------------------------                         ---------------------------
                                                       Its President
                                                                         Company

                                                     /s/ John I. Riddle
----------------------------                         ---------------------------
                                                       John I. Riddle
                                                                        Director

                                                              Exhibit (c)(16)(v)

                            INDEMNIFICATION AGREEMENT


         This Indemnification Agreement made as of the first day of September, 1995, by and between PENOBSCOT SHOE COMPANY, a Maine corporation located at Old Town, Maine (the "Company"); and GERALD E. RUDMAN of Bangor, Maine (the "Director").

         WHEREAS, the Director has served as an outside director of the Company for a number of years; and

         WHEREAS, the ability of the Company to attract and retain the services of highly qualified directors is essential to the continued success of the Company; and to encourage the Director to continue to serve in this capacity, the Company seeks to assure the Director of the most complete indemnification permitted by law for expenses or liabilities which he may incur as a Director; and

         WHEREAS, Article XVIII-A of the By-Laws of the Company requires indemnification of directors and officers to the fullest extent permitted by Maine law, but this provision could be amended as a result of a change in the composition of the Company's shareholders or directors, and presently the Company does not maintain directors and officers liability insurance; and

         WHEREAS, Maine law provides that the indemnification granted by law or any By-law is not exclusive of other rights to indemnification which directors may receive; and since the Company believes that retaining the Director's services is very important, the Company has determined it to be fair and in the best interests of the Company and its shareholders to enter into this Agreement.

         NOW THEREFORE, in consideration of the Director's continued service as a director of the Company and for other good and valuable consideration, the Company and the Director agree as follows:

         1. The Company shall fully and completely indemnify the Director if, by reason of, or arising in whole or in part out of, the fact that he is or has been a director, employee or agent of the Company, or at the request of the Company, express or implied, is or was serving as a director, officer, trustee, partner, fiduciary, employee or agent of any other corporation, partnership, joint venture, trust, pension or other employee benefit plan or other entity or enterprise, any of the following shall occur:

          (a) the Director is made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including any arbitration proceeding and including any action or claim by or in the right of the Company (provided that he is not finally adjudicated to be liable to the Company, unless and to the extent that the Court in which such action was brought determines that he is nonetheless entitled to such indemnification); unless the Director is a party plaintiff suing on his own behalf or on behalf of one or more of the shareholders of the Company, except as provided in paragraph 5 below;

                  (b) he is made subject to any inquiry or investigation; or

                  (c) he is obligated to attend any proceeding as a witness in any matter, whether voluntarily or involuntarily.

                  Such indemnification shall cover expenses (specifically including attorney's fees, costs of investigation and expert witness fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent permitted by law, and shall be paid as soon as practicable but, in any case, no later than thirty (30) days after demand.

         2. Expenses incurred by the Director or on his behalf in connection with any such action or proceeding shall be paid by the Company in advance of the final disposition of such action or proceeding, as soon as practicable, after furnishing the undertakings required by Subsections 4A and 4B of Section 719 of the Maine Business Corporation Act, but, in any case, no later than thirty (30) days after demand.

         3. The indemnification provided by this Agreement shall not be exclusive of any right to which the Director may be entitled by law or pursuant to the Company's Articles of Incorporation, By-Laws, any policy of insurance, any other contract or otherwise. These rights to indemnification shall be cumulative, and no failure or delay in exercising any such right shall operate as a waiver of it, nor shall any single or partial exercise of it preclude its additional or further exercise or the exercise of any other right.

         4. While the Director's rights are independent of, and not affected by, any By-Law, provision of the Articles, or any policies of insurance maintained by the Company, indemnification payments pursuant to this Agreement shall be reduced by amounts actually received by him with respect to the same item by virtue of such insurance or other indemnification by the Company.

         5. In the event that the Director institutes, in good faith, any legal action to obtain or enforce, or is required to defend the validity or enforceability of, any right to a benefit provided by this contract, the Company will, regardless of the outcome of such action, pay for all actual attorneys' fees and expenses reasonably incurred by him, as soon as practicable, but, in any case, no later than thirty (30) days after demand.

         6. In any matter covered by this Agreement, a presumption shall exist that the Director is entitled to indemnification, and the burden of proof shall be upon the party seeking to deny indemnification.

         7. For so long as the Director serves in any capacity described in this Agreement, none of the provisions hereof may be terminated or amended by the

Company without his written consent. The provisions hereof shall be binding on any successor to the Company, whether by consolidation, merger, acquisition of all or substantially all of the Company's assets, or otherwise. In any case, insofar as legally permissible, neither the ceasing to act in any such capacity, nor the termination of this Agreement, nor a subsequent change in the law, shall affect any rights the Director may have under this Agreement with respect to such service, while this Agreement was in effect.

         8. In all matters covered by this Agreement, the estate of the Director, his heirs and assigns, and any of them, shall stand in his stead and be entitled to indemnification in the same manner and to the same extent as he would be, where they or any of them may be liable on account of his activities contemplated by this Agreement.

         9. This Agreement shall be governed by the law of the State of Maine. If at any time a court or other body having jurisdiction over any of the provisions of this Agreement shall determine that any provision is unenforceable in any respect, it shall have no effect on any other provision, and any such unenforceable provision shall be reduced in its operation, and not terminated, as such court or body determines may be reasonable.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                    PENOBSCOT SHOE COMPANY


                                                    By /s/ Paul Hansen
----------------------------                         ---------------------------
                                                     Its President
                                                                    Company

                                                     /s/ Gerald E. Rudman
----------------------------                         ---------------------------
                                                     Gerald E. Rudman
                                                                    Director